UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

NEWFIELD EXPLORATION COMPANY

(Exact Name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 10, 2015, Newfield Exploration Company (the “Company”) completed the public offering of $700 million aggregate principal amount of the Company’s 5 3/8% Senior Notes due 2026 (the “Notes”). The Notes were issued under the Senior Indenture, dated as of February 28, 2001 (the “Senior Indenture”), between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, as supplemented by the Fourth Supplemental Indenture, dated as of March 10, 2015 (the “Fourth Supplemental Indenture”), between the Company and Trustee. The Senior Indenture was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2001 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated by reference into this Item 1.01. A copy of the Fourth Supplemental Indenture is filed herewith as Exhibit 4.2 and incorporated by reference into this Item 1.01.

The Notes were issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-198120), filed with the Commission on August 13, 2014. The Notes are senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. Interest on the Notes will accrue at a rate of 5 3/8% per annum and is payable on January 1 and July 1 of each year, beginning July 1, 2015. The Notes mature on January 1, 2026. Additional terms of the Notes are described in the prospectus supplement, dated March 5, 2015, as filed by the Company with the Commission on March 9, 2015, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which relates to the offer and sale of the Notes and supplements the prospectus dated August 13, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Fourth Supplemental Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: March 12, 2015	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

Exhibit No.	Description

4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Fourth Supplemental Indenture, dated as of March 10, 2015, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

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